SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers Bloomberg US Investment Grade Corporate ESG ETF
(ESCR)

Xtrackers Emerging Markets Carbon Reduction and Climate
Improvers ETF (EMCR)

Xtrackers FTSE Developed ex US Multifactor ETF (DEEF)

Xtrackers Harvest CSI 300 China A-Shares ETF (ASHR)

Xtrackers Harvest CSI 500 China A-Shares Small Cap ETF
(ASHS)

Xtrackers High Beta High Yield Bond ETF (HYUP)

Xtrackers International Real Estate ETF (HAUZ)

Xtrackers J.P. Morgan ESG Emerging Markets Sovereign ETF
(ESEB)

Xtrackers J.P. Morgan ESG USD High Yield Corporate Bond ETF
(ESHY)

Xtrackers Low Beta High Yield Bond ETF (HYDW)

Xtrackers MSCI All China Equity ETF (CN)

Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)

Xtrackers MSCI All World ex US High Dividend Yield Equity ETF
(HDAW)

Xtrackers MSCI China A Inclusion Equity ETF (ASHX)

Xtrackers MSCI EAFE ESG Leaders Equity ETF (EASG)

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)

Xtrackers MSCI EAFE High Dividend Yield Equity ETF (HDEF)

Xtrackers MSCI Emerging Markets ESG Leaders Equity ETF
(EMSG)

Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Xtrackers MSCI Europe Hedged Equity ETF (DBEU)

Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)

Xtrackers MSCI Germany Hedged Equity ETF (DBGR)

Xtrackers MSCI Japan Hedged Equity ETF (DBJP)

Xtrackers MSCI Kokusai Equity ETF (KOKU)

Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)

Xtrackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Xtrackers Risk Managed USD High Yield Strategy ETF (HYRM)

Xtrackers Russell US Multifactor ETF (DEUS)

Xtrackers Russell 1000 US Quality at a Reasonable Price ETF
(QARP)

Xtrackers S&P 500 ESG ETF (SNPE)

Xtrackers S&P MidCap 400 ESG ETF (MIDE)

Xtrackers S&P SmallCap 600 ESG ETF (SMLE)

Xtrackers Short Duration High Yield Bond ETF (SHYL)

Xtrackers USD High Yield Corporate Bond ETF (HYLB)

The following replaces similar disclosure relating to each fund under the “PART II: APPENDIX II-I— PROXY VOTING POLICY AND GUIDELINES” section of the funds’ Statement of Additional Information.

SCOPE

DWS investment advisers registered with the Securities and Exchange Commission (“DWS”)1 have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote, or provide recommendations relating to proxies. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Guidelines attached as Attachment A represent a set of recommendations that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These guidelines were developed by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The Guidelines are closely aligned with, although not identical to, those of its proxy voting agent, Institutional Shareholder Services (“ISS”). DWS has a fiduciary obligation to vote proxies without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.

Capitalised terms have the meaning ascribed to them in the Glossary.

DWS’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of DWS’s advisory clients.2 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to, ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

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Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

In certain circumstances, when a security is on loan through a securities lending program, the portfolio management teams may not be able to participate in certain proxy votes unless the shares of a particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable portfolio management team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote shares in question.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisers based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.

2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

POLICIES

Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that responsibility including environmental, social and governance (“ESG”) factors, and profitability, complement each other in many respects and may apply ESG criteria when evaluating shareholder proposals.

DWS Investment Platform

Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on its application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines, if they believe that it may not be in the best economic interests of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisers based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

The Proxy Voting Sub-Committee

The PVSC is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:

■	Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
■	Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
■	Review recommendations raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines; and
■	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as

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required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.

PROCEDURES

The key aspects of DWS’s proxy voting process are delineated below.

The DWS Proxy Voting Guidelines

The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The PVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.

Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis

Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and approval recommendations from ISS on how to vote proxies. The proxies shall be voted on a case-by-case basis based on its application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

Specific Proxy Voting Decisions Made by the PVSC

Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on its application of the Guidelines and, in some cases, its benchmark policy, its Socially Responsible Investment “SRI” Policy on social and sustainability issues, or the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on environmental and social matters contained in the CERES Roadmap 2030. Portfolio Management may appeal the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the ISS recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.

Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.

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If Proxy Vendor Oversight refers a proxy proposal to the PVSC or the PVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The U.S Corporate Governance Center (“CGC”) may, at the PVSC’s request, provide research and analysis related to issuers, including with respect to ESG related topics. The CGC will not provide the PVSC with any voting recommendations.

The PVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVSC’s voting determination.

Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting

In some cases, the PVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The PVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the PVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interests of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.

5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the PVSC. As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential

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material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).

If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the PVSC. At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s minutes.

Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any

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actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies

Investment Companies. For investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund (“ETF”) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the Investment Company Act of 1940 (the “1940 Act”). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.

Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment adviser will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

■	Code of Conduct– DB Group;
■	Conflicts of Interest Policy – DWS Group;
■	Code of Ethics – DWS Group;

The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

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RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

■	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
■	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

Analyst worksheets created for stock option plan and share increase analyses; and

Proxy Edge print-screen of actual vote election.

■	DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents Proxy Vendor Oversight or the PVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
■	The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
■	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the company cast its vote on the matter;

How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

OVERSIGHT RESPONSIBILITIES

Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC

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with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.

In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.

The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.

ANNUAL REVIEW

The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.

GLOSSARY

Term	Definition
Committee	Decision-making forum established pursuant to the “Committee Governance Policy – Deutsche Bank Group” for a specific purpose and an unlimited period of time
CUSIP	Council on Uniform Securities Identification Procedures
Employee	Any individual with an employment contract directly with a Legal Entity of DB Group
ETF	Exchange Traded Funds
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
Risk Type Controller (RTC)	Global Head of a Risk Control Function; formally representing the respective Risk Control Function and accountable for designing, implementing and maintaining an effective risk type management / control and policy framework for all risk types within their mandate.
RTC Contact	Individual(s) authorised by the Risk Type Controller to fulfil tasks in relation to the respective RTC mandate including authorisation of other Units to issue a Policy or Procedure regulating the respective risk type
SEC	Securities and Exchange Commission
Unit	Refers to the organisational areas within DB Group, such as corporate divisions and infrastructure functions, as per the DB Business Allocation Plan.

LIST OF ANNEXES AND ATTACHMENTS

Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A

DWS

Proxy Voting Guidelines – DWS Americas

Effective March 1, 2022

TABLE OF CONTENTS

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BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification and Liability Protection
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIO-RELATED
Auditor Indemnification and Limitation of Liability
Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENCES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash—Out Provisions

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Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
General Authorization Requests
Specific Authorization Requests
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
General Authorization Requests
Specific Authorization Requests
Recapitalization Plans
Reverse Stock Splits
Share Repurchase Programs

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Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Egregious Factors
Liberal Change in Control Definition
Repricing Provisions
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

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Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non-Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants—Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees
Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance Agreements for Executives/Golden Parachutes
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES

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General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Climate (SoC) Management Proposals
Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
General Environmental Proposals and Community Impact Assessments
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Human Rights, Human Capital Management, and International Operations

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Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure
Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING

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Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).

In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.

BOARD OF DIRECTORS

DWS’s policy is to generally vote for director nominees, except under the following circumstances (with new nominees6 considered on case-by-case basis):

Independence

General Recommendation: DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):

■	Independent directors comprise 50 percent or less of the board;
■	The non-independent director serves on the audit, compensation, or nominating committee;
■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition

Attendance at Board and Committee Meetings: DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;
■	Family emergencies; and
■	Missing only one meeting (when the total of all meetings is three or fewer).

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: DWS’s policy is to generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or

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■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[9]

9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Gender Diversity: For companies in the Russell 3000 or S&P 1500 indices, DWS’s policy is to generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was a woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

This policy will also apply for companies not in the Russell 3000 and S&P1500 indices, effective for meetings on or after Feb. 1, 2023.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices,

■	generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.[10] An exception will be made if (i) there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year; or (ii) there are no new nominees proposed for election to the board.

10 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Responsiveness

DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
■	Rationale provided in the proxy statement for the level of implementation;
■	The subject matter of the proposal;
■	The level of support for and opposition to the resolution in past meetings;
■	Actions taken by the board in response to the majority vote and its engagement with shareholders;
■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
■	Other factors as appropriate.
■	The board failed to act on takeover offers where the majority of shares are tendered;
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

The company's response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

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■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
■	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
■	Other recent compensation actions taken by the company;
■	Whether the issues raised are recurring or isolated;
■	The company's ownership structure; and
■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: DWS’s policy is to generally vote against or withhold from all nominees (except new nominees5, who should be considered case-by-case) if:

■	The company has a poison pill that was not approved by shareholders[11]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
■	The pill, whether short-term[12] or long-term, has a deadhand or slowhand feature.

11 Public shareholders only, approval prior to a company’s becoming public is insufficient.

12 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still vote withhold or against nominees at the next shareholder meeting following its adoption.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.

Problematic provisions include but are not limited to:

■	A classified board structure;
■	A supermajority vote requirement;
■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
■	The inability of shareholders to call special meetings;
■	The inability of shareholders to act by written consent;
■	A multi-class capital structure; and/or
■	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be

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considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

■	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
■	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
■	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
■	The company's ownership structure;
■	The company's existing governance provisions;
■	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:

■	Classified the board;
■	Adopted supermajority vote requirements to amend the bylaws or charter; or
■	Eliminated shareholders' ability to amend bylaws.

Unequal Voting Rights

Problematic Capital Structure - Newly Public Companies: For 2022, for newly public companies13, DWS’s policy is to generally vote against or withhold from the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed, removed or subject to a newly added reasonable sunset.

13 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

Common Stock Capital Structure with Unequal Voting Rights: Starting Feb.1, 2023, generally vote withhold or against directors individually, committee members, or the entire board (except new nominees, who should be considered (case-by-case), if the company employs a common stock structure with unequal voting rights14.

14 This generally includes classes of common stock that have additional votes per share than other shares; classes that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”)

Exceptions to this policy will generally be limited to:

■	Newly-public companies with a sunset provision of no more than seven years from the date of going public;
■	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
■	Situations where the unequal voting rights are considered de minimis; or

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■	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Problematic Governance Structure - Newly Public Companies: For newly public companies12, DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees5, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;
■	A classified board structure; or
■	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: DWS’s policy is to generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws.

Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. DWS’s policy is to generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;
■	The company receives an adverse opinion on the company’s financial statements from its auditor; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:

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■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.

The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain15, DWS’s policy is to generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company and the larger economy which may lead to regulatory risks.

For 2022, minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in compliance:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
-	Board governance measures;
-	Corporate strategy;
-	Risk management analyses; and
-	Metrics and targets.

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■	Appropriate GHG emissions reduction targets.

For 2022, “appropriate GHG emissions reduction targets” will be any well-defined GHG reduction targets. Targets for Scope 3 emissions will not be required for 2022 but the targets should cover at least a significant portion of the company’s direct emissions. Expectations about what constitutes “minimum steps to mitigate risks related to climate change” will increase over time.

15 For 2022, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

Governance Failures

DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[16], or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
■	Failure to replace management as appropriate; or
■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

16 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

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DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;
■	The robustness of the company’s board evaluation process;
■	Whether the limit is of sufficient length to allow for a broad range of director tenures;
■	Whether the limit would disadvantage independent directors compared to non-independent directors; and
■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and
■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: DWS’s policy is to vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and
■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

■	The company has proxy access[17], thereby allowing shareholders to nominate directors to the company’s ballot; and
■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

17 A proxy access right that meets the recommended guidelines.

Director and Officer Indemnification and Liability Protection

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General Recommendation: DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

■	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
■	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
■	Level of disclosure regarding the issue for which board oversight is sought;
■	Company performance related to the issue for which board oversight is sought;
■	Board committee structure compared to that of other companies in its industry sector; and
■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

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Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;
■	The company's current board leadership structure;
■	The company's governance structure and practices;
■	Company performance; and
■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;
■	A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
■	Evidence that the board has failed to oversee and address material risks facing the company;
■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

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■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
■	Effectively disclosed information with respect to this structure to its shareholders;
■	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
■	The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
■	The motivation and rationale for establishing the agreements;
■	The quality of the company’s disclosure; and
■	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

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In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services, taking into account:

■	The company’s stated rationale for using its auditor to provide the non-audit services;
■	Relationships between directors/executives and the audit firm; and
■	The presence of other accounting issues (material weaknesses, restatements, non-timely filings (Ks and Qs).

Shareholder Proposals on Audit Firm Rotation

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;
■	The length of rotation specified in the proposal;
■	Any significant audit-related issues at the company;
■	The number of Audit Committee meetings held each year;
■	The number of financial experts serving on the committee; and
■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
■	The company's ownership structure and historical voting turnout;
■	Whether the board could amend bylaws adopted by shareholders; and
■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

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Control Share Acquisition Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash—Out Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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General Recommendation: DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company's stated rationale for adopting such a provision;
■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
■	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e. including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

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Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or
■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;
■	A term of no more than three years;
■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and

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ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;
■	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
■	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
■	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
■	Any recent controversies or concerns related to the company's proxy voting mechanics;
■	Any unintended consequences resulting from implementation of the proposal; and
■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;
■	One or more of the dissident’s candidates is elected;
■	Shareholders are not permitted to cumulate their votes for directors; and

The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

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General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;
■	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
■	Comparison of corporation laws of original state and destination state.

DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders' current right to act by written consent;
■	The consent threshold;
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management's response to, previous shareholder proposals.

DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[18] right for shareholders to call special meetings at a 10 percent threshold;
■	A majority vote standard in uncontested director elections;
■	No non-shareholder-approved pill; and
■	An annually elected board.

18 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

General Recommendation: DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;
■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

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State Antitakeover Statutes

General Recommendation: DWS’s policy is to vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: DWS’s policy is to vote against proposals to require a supermajority shareholder vote.

■	Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:
■	Ownership structure;
■	Quorum requirements; and
■	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only19 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

19 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and
■	Concerns identified with the company’s prior meeting practices.

CAPITAL / RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: DWS’s policy is to vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: DWS’s policy is to vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares
■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

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■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including an NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: DWS’s policy is to generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:
■	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
■	The new class of shares will be transitory;
■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

■	The size of the company;
■	The shareholder base; and
■	The liquidity of the stock.

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Preferred Stock Authorization

General Authorization Requests

General Recommendation: DWS’s policy is to vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
■	If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares.
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes[20];
■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;
■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

20 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

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General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;
■	Enhanced liquidity;
■	Fairness of conversion terms;
■	Impact on voting power and dividends;
■	Reasons for the reclassification;
■	Conflicts of interest; and
■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or
■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;
■	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
■	The company's rationale; or
■	Other factors as applicable.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail,
■	The use of buybacks to inappropriately manipulate incentive compensation metrics,
■	Threats to the company's long-term viability, or
■	Other company-specific factors as warranted.

DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

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General Recommendation: DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;
■	Excessive increases in authorized capital stock;
■	Unfair method of distribution;
■	Diminution of voting rights;
■	Adverse conversion features;
■	Negative impact on stock option plans; and
■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;
■	Fairness opinion;
■	Financial and strategic benefits;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives for the business;
■	Non-completion risk.

Asset Sales

General Recommendation: DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;
■	Potential elimination of diseconomies;
■	Anticipated financial and operating benefits;
■	Anticipated use of funds;
■	Value received for the asset;
■	Fairness opinion;

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■	How the deal was negotiated;
■	Conflicts of interest.

Bundled Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders' positions;
■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
■	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
■	Management's efforts to pursue other alternatives;
■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
■	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;
■	Any financial or tax benefits;
■	Regulatory benefits;
■	Increases in capital structure; and
■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:

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■	Offer price/premium;
■	Fairness opinion;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives/offers considered; and
■	Non-completion risk.

DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
■	Are all shareholders able to participate in the transaction?
■	Will there be a liquid market for remaining shareholders following the transaction?
■	Does the company have strong corporate governance?
■	Will insiders reap the gains of control following the proposed transaction?
■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;
■	Percentage ownership;
■	Financial and strategic benefits;
■	Governance structure;
■	Conflicts of interest;
■	Other alternatives; and
■	Non-completion risk.

Liquidations

General Recommendation: DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;
■	Appraisal value of assets; and
■	The compensation plan for executives managing the liquidation.

DWS’s policy is to vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

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■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
-	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
-	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.
■	Financial issues:
-	The company's financial condition;
-	Degree of need for capital;
-	Use of proceeds;
-	Effect of the financing on the company's cost of capital;
-	Current and proposed cash burn rate;
-	Going concern viability and the state of the capital and credit markets.

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■	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
■	Control issues:
-	Change in management;
-	Change in control;
-	Guaranteed board and committee seats;
-	Standstill provisions;
-	Voting agreements;
-	Veto power over certain corporate actions; and
-	Minority versus majority ownership and corresponding minority discount or majority control premium.
■	Conflicts of interest:
-	Conflicts of interest should be viewed from the perspective of the company and the investor.
-	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
■	Market reaction:
-	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;
■	Percentage ownership of current shareholders in the reorganized company;
■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
■	Existence of a superior alternative to the plan of reorganization; and
■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

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■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.
■	Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: DWS’s policy is to generally vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;
■	Planned use of the sale proceeds;
■	Valuation of spinoff;
■	Fairness opinion;
■	Benefits to the parent company;
■	Conflicts of interest;
■	Managerial incentives;
■	Corporate governance changes;
■	Changes in the capital structure.

Value Maximization Shareholder Proposals

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General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;
■	Selling the company; or
■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;
■	Signs of entrenched board and management (such as the adoption of takeover defenses);
■	Strategic plan in place for improving value;
■	Likelihood of receiving reasonable value in a sale or dissolution; and
■	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices;
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
■	The situation is egregious.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;
■	Single-trigger acceleration of unvested equity awards;

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■	Full acceleration of equity awards granted shortly before the change in control;
■	Acceleration of performance awards above the target level of performance without compelling rationale;
■	Excessive cash severance (generally >3x base salary and bonus);
■	Excise tax gross-ups triggered and payable;
■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
■	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Features:

Quality of disclosure around vesting upon a change in control (CIC);

Discretionary vesting authority;

Liberal share recycling on various award types;

Lack of minimum vesting period for grants made under the plan;

Dividends payable prior to award vesting.

■	Grant Practices:

The company’s three-year burn rate relative to its industry/market cap peers;

Vesting requirements in CEO's recent equity grants (3-year look-back);

The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

Whether the company maintains a sufficient claw-back policy;

Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

■	Awards may vest in connection with a liberal change-of-control definition;
■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
■	The plan is excessively dilutive to shareholders' holdings;
■	The plan contains an evergreen (automatic share replenishment) feature; or
■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

22 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Three-Year Burn Rate

For meetings held prior to February 1, 2023, burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

For meetings held prior to February 1, 2023, a company’s adjusted burn rate is calculated as follows:

Burn Rate = (# of appreciation awards granted + # of full value awards granted * Volatility Multiplier) / Weighted average common shares outstanding

The Volatility Multiplier is used to provide more equivalent valuation between stock options and full value shares, base on the company’s historical stock price volatility.

Effective for meetings held on or after February 1, 2023, a “Value-Adjusted Burn Rate” will instead be used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

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The Value-Adjusted Burn rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
■	Cancel underwater options in exchange for stock awards; or
■	Provide cash buyouts of underwater options.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;
■	Whether problematic equity grant practices are driving the misalignment; and/or
■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.

DWS’s policy is to vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or
■	Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

DWS’s policy is to vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.

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Vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
■	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;
■	Offering period is 27 months or less; and
■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;

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■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
■	No discount on the stock price on the date of purchase when there is a company matching contribution.

DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■	Rationale for the re-pricing--was the stock price decline beyond management's control?;
■	Is this a value-for-value exchange?;
■	Are surrendered stock options added back to the plan reserve?;
■	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
■	Option vesting--does the new option vest immediately or is there a black-out period?;
■	Term of the option--the term should remain the same as that of the replaced option;
■	Exercise price--should be set at fair market or a premium to market;
■	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

■	Executive officers and non-employee directors are excluded from participating;

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■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;
■	Vesting;
■	Bid-price;
■	Term of options;
■	Cost of the program and impact of the TSOs on company’s total option expense; and
■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
■	An assessment of the following qualitative factors:
■	The relative magnitude of director compensation as compared to companies of a similar profile;
■	The presence of problematic pay practices relating to director compensation;
■	Director stock ownership guidelines and holding requirements;
■	Equity award vesting schedules;
■	The mix of cash and equity-based compensation;
■	Meaningful limits on director compensation;
■	The availability of retirement benefits or perquisites; and
■	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

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On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;
■	The presence of problematic pay practices relating to director compensation;
■	Director stock ownership guidelines and holding requirements;
■	Equity award vesting schedules;
■	The mix of cash and equity-based compensation;
■	Meaningful limits on director compensation;
■	The availability of retirement benefits or perquisites; and
■	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: DWS’s policy is to generally vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;
■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated

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vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;
■	The time period required to retain the shares;
■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
■	Whether the company has any other policies aimed at mitigating risk taking by executives;
■	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
■	The level of shareholder support for the company's pay programs.

DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

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■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
■	Can shareholders assess the correlation between pay and performance based on the current disclosure?
■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
■	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
■	An executive may not trade in company stock outside the 10b5-1 Plan;
■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;

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■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
■	Whether the company has chronic restatement history or material financial problems;
■	Whether the company’s policy substantially addresses the concerns raised by the proponent;
■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

DWS’s policy is to generally vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;
■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company's share buybacks;
■	The use of per-share metrics in incentive plans;
■	The effect of recent buybacks on incentive metric results and payouts; and
■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

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■	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

ROUTINE / MISCELLANEOUS

Adjourn Meeting

General Recommendation: DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: DWS’s policy is to generally vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES

General Recommendation: DWS’s policy will consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on environmental and social matters contained in the CERES Roadmap 2030 as well as the recommendations of ISS Socially Responsible Investment “SRI” Policy on social and sustainability issues. DWS will rely on ISS to identify shareholder proposals addressing CERES Roadmap 2030 to examine theses proxy items and to provide DWS with a voting recommendation based on ISS’s application of the Guidelines including any factors set forth in the Guidelines. DWS will generally vote such proxies in accordance with ISS’ recommendations for topics covered under CERES Roadmap 2030.

General Approach

DWS’s policy is to generally vote for social and environmental shareholder proposals that enhance long-term shareholder value. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining

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vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:

■	Whether the proposal itself is well framed and reasonable;
■	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value
■	Whether the company’s analysis and voting recommendation to shareholders is persuasive
■	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing
■	Whether the subject of the proposal is best left to the discretion of the board
■	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action
■	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal
■	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal
■	Whether there are significant controversies, fines, penalties or litigation associated with the company’s environmental or social practices
■	If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion
■	Whether implementation of the proposal would achieve the objectives sought in the proposal

Endorsement of Principles

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:

■	The company has already published a set of animal welfare standards and monitors compliance;
■	The company’s standards are comparable to industry peers; and
■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;
■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

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General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

DWS’s policy is to vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labeling on the company's business;
■	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
■	Company’s current disclosure on the feasibility of GE product labeling.

DWS’s policy is to generally vote case-by-case on proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).

DWS’s policy is to generally vote case-by-case on proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
■	Whether the company has adequately disclosed the financial risks of the products/practices in question;
■	Whether the company has been subject to violations of related laws or serious controversies; and
■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;
■	Existing disclosure of relevant policies;
■	Deviation from established industry norms;
■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
■	Whether the proposal focuses on specific products or geographic regions;
■	The potential burden and scope of the requested report;
■	Recent significant controversies, litigation, or fines at the company.

DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

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DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic/Hazardous Materials

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
■	Current regulations in the markets in which the company operates; and
■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote case-by-case on resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;
■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
■	Whether the company’s advertising restrictions deviate from those of industry peers;
■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
■	Whether restrictions on marketing to youth extend to foreign countries.

DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;
■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
■	The risk of any health-related liabilities.

DWS’s policy is to generally vote case-by-case on resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

DWS’s policy is to generally vote case-by-case on proposals regarding tobacco product warnings.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: DWS’s policy is to vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan23, taking into account the completeness and rigor of the plan.

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23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
■	Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
■	Whether the company has sought and received third-party approval that its targets are science-based;
■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
■	Whether the company’s climate data has received third-party assurance;
■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
■	Whether there are specific industry decarbonization challenges; and
■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: DWS’s policy is to vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;
■	The company’s actual GHG emissions performance;
■	Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure compared to industry peers; and
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote for on proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure is comparable to that of industry peers; and

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■	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

DWS’s policy is to generally vote for proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;
■	Whether company disclosure lags behind industry peers;
■	The company's actual GHG emissions performance;
■	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.

DWS’s policy is to generally vote for proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;
■	The company's current level of disclosure on renewable energy use and GHG emissions; and
■	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

DWS’s policy is to generally vote for proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
■	The level of gender and racial minority representation that exists at the company’s industry peers;
■	The company’s established process for addressing gender and racial minority board representation;
■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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■	The independence of the company’s nominating committee;
■	Whether the company uses an outside search firm to identify potential director nominees; and
■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, considering whether:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
■	The company already publicly discloses comprehensive workforce diversity data; and
■	The company has no recent significant EEO-related violations or litigation.

DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Gender, Race / Ethnicity Pay Gap

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:

■	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: DWS’s policy is to vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company's established process or framework for addressing racial inequity and discrimination internally;
■	Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
■	The company’s track record in recent years of racial justice measures and outreach externally;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination; and

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■	Whether the company’s actions are aligned with market norms on civil rights, and racial or ethnic diversity.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
■	Recent significant controversies, fines, or violations related to workplace health and safety; and
■	The company's workplace health and safety performance relative to industry peers.

DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;
■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: DWS’s policy is to generally vote for requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
■	The nature, purpose, and scope of the company’s operations in the specific region(s);
■	The degree to which company policies and procedures are consistent with industry norms; and
■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company's current level of disclosure of relevant policies and oversight mechanisms;
■	The company's current level of such disclosure relative to its industry peers;
■	Potential relevant local, state, or national regulatory developments; and
■	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:

■	Operations in the specified regions are not permitted by current laws or regulations;
■	The company does not currently have operations or plans to develop operations in these protected regions; or

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■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.

DWS’s policy is to generally vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Recycling

General Recommendation: DWS’s policy is to generally vote for proposals to report on an existing recycling program, to increase their recycling efforts or adopt a new recycling program, taking into account:

■	The nature of the company’s business;
■	The current level of disclosure of the company's existing related programs;
■	The timetable and methods of program implementation prescribed by the proposal;
■	The company’s ability to address the issues raised in the proposal; and
■	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
■	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
■	The potential financial impact or risk to the company associated with water-related concerns or issues; and
■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community.

Data Security, Privacy, and Internet Issues

General Recommendation: DWS’s policy is to generally vote for proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

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■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
■	Applicable market-specific laws or regulations that may be imposed on the company; and
■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: DWS’s policy is to generally vote for proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

■	The scope and prescriptive nature of the proposal;
■	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
■	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
■	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
■	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote for proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;
■	Whether company facilities and those of its suppliers are monitored and how;
■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■	The scope of the request; and
■	Deviation from industry sector peer company standards and practices.

DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

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General Recommendation: DWS’s policy is to generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
■	The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High Risk Markets

General Recommendation: DWS’s policy is to generally vote for requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
■	Current disclosure of applicable risk assessment(s) and risk management procedures;
■	Compliance with U.S. sanctions and laws;
■	Consideration of other international policies, standards, and laws; and
■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);
■	The value of the requested report to shareholders;
■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: DWS’s policy is to generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: DWS’s policy is to generally vote for reports on foreign military sales or offsets, taking into account;

■	such disclosures may involve sensitive and confidential information

DWS’s policy is to generally vote for shareholder proposals seeking a report on the renouncement of future landmine production

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DWS’s policy is to generally vote for shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.

DWS’s policy is to generally vote case-by-case on proposals that call for outright restrictions on foreign military sales.

DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.

Political Activities

Lobbying

General Recommendation: DWS’s policy is to generally vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

■	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
■	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
■	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote case-by-case on proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote case-by-case on proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: DWS’s policy is to generally vote for proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

DWS’s policy is to generally vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors

General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors and trustees.

Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis)

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at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;
■	Market in which the fund invests;
■	Measures taken by the board to address the discount; and
■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;
■	Market in which the fund invests;
■	Measures taken by the board to address the issues;
■	Past shareholder activism, board activity, and votes on related proposals;
■	Strategy of the incumbents versus the dissidents;
■	Independence of directors;
■	Experience and skills of director candidates;
■	Governance profile of the company;
■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;
■	Fund category/investment objective;
■	Performance benchmarks;
■	Share price performance as compared with peers;
■	Resulting fees relative to peers;
■	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;
■	Possible dilution for common shares;
■	Whether the shares can be used for antitakeover purposes.

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1940 Act Policies

General Recommendation: DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;
■	Regulatory developments;
■	Current and potential returns; and
■	Current and potential risk.

DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

■	The fund's target investments;
■	The reasons given by the fund for the change; and
■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;
■	Consolidation in the target market; and
■	Current asset composition.

Change in Fund's Subclassification

General Recommendation: DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:

■	Potential competitiveness;
■	Current and potential returns;
■	Risk of concentration;
■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
■	The company has demonstrated responsible past use of share issuances by either:
■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

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■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;
■	The fund’s past performance;
■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;
■	The efficiencies that could result;
■	The state of incorporation;
■	Regulatory standards and implications.

Changing the Domicile of a Fund

General Recommendation: DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;
■	Required fundamental policies of both states;
■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;
■	The proposed distributor’s reputation and past performance;
■	The competitiveness of the fund in the industry;
■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.

Mergers

General Recommendation: DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;
■	Performance of both funds;
■	Continuity of management personnel;

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■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);
■	The fund’s history of shareholder relations;
■	The performance of other funds under the advisor’s management.

INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

Appendix I

Classification of Directors – U.S.

1.       Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.       Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

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2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or

2.12.	(an affiliate; or who is (or whose immediate family member[6] is) a partner, employee or controlling shareholder of, an organization which provides services.

Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.

2.13.	; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.       Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.

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6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.

12 For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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